3rd QUARTER 2022 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended September 30, 2022 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2022, ROIC owned 93 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Table of Contents

Supplemental Disclosure
Quarter Ended September 30, 2022

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Property Acquisitions and Dispositions	10
Portfolio Data	
Property Portfolio	11
Same-Center Cash Net Operating Income Analysis	14
Top Ten Tenants	15
Lease Expiration Schedule	16
Leasing Summary	17
Same-Space Comparative Leasing Summary	18
Leased vs. Billed Summary	19
Investor Information	20

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2022 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 09/30/22 12/31/21 ASSETS: Real Estate Investments: Land $ 942,276 $ 915,861 Building and improvements 2,453,763 2,350,294 3,396,039 3,266,155 Less: accumulated depreciation 556,930 510,836 2,839,109 2,755,319 Mortgage note receivable 4,808 4,875 Real Estate Investments, net 2,843,917 2,760,194 Cash and cash equivalents 7,439 13,218 Restricted cash 1,997 2,145 Tenant and other receivables, net 54,177 55,787 Deposits 500 — Acquired lease intangible assets, net 50,496 50,139 Prepaid expenses 1,504 5,337 Deferred charges, net 25,221 25,017 Other assets 16,437 17,007 TOTAL ASSETS $ 3,001,688 $ 2,928,844 LIABILITIES: Term loan $ 299,162 $ 298,889 Credit facility 52,000 — Senior Notes 946,440 945,231 Mortgage notes payable 61,130 85,354 Acquired lease intangible liabilities, net 146,178 136,608 Accounts payable and accrued expenses 56,585 48,598 Tenants’ security deposits 7,525 7,231 Other liabilities 41,591 40,580 TOTAL LIABILITIES 1,610,611 1,562,491 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 12 12 Additional paid-in capital 1,609,588 1,577,837 Accumulated dividends in excess of earnings (307,394) (297,801) Accumulated other comprehensive income (loss) 27 (3,154) Total Retail Opportunity Investments Corp. stockholders’ equity 1,302,233 1,276,894 Non-controlling interests 88,844 89,459 TOTAL EQUITY 1,391,077 1,366,353 TOTAL LIABILITIES AND EQUITY $ 3,001,688 $ 2,928,844 The Company's Form 10-Q for the quarter ended September 30, 2022, and Form 10-K for the year ended December 31, 2021 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended September 30, 2022

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/22	09/30/21	09/30/22	09/30/21
REVENUES:				
Rental revenue [1]	$ 77,420	$ 69,907	$ 229,675	$ 208,925
Other income	618	1,478	3,061	2,377
TOTAL REVENUES	78,038	71,385	232,736	211,302
OPERATING EXPENSES:				
Property operating	12,705	11,009	37,468	32,334
Property taxes	8,876	8,564	25,812	25,502
Depreciation and amortization	24,332	22,854	72,444	69,401
General and administrative expenses	5,203	4,746	16,145	14,353
Other expense	111	147	778	631
TOTAL OPERATING EXPENSES	51,227	47,320	152,647	142,221
Gain on sale of real estate	7,653	12,880	7,653	22,340
OPERATING INCOME	34,464	36,945	87,742	91,421
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(14,678)	(14,356)	(43,176)	(43,173)
NET INCOME	19,786	22,589	44,566	48,248
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,264)	(1,494)	(2,896)	(3,254)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 18,522	$ 21,095	$ 41,670	$ 44,994
NET INCOME PER COMMON SHARE - BASIC	$ 0.15	$ 0.17	$ 0.34	$ 0.38
NET INCOME PER COMMON SHARE - DILUTED	$ 0.15	$ 0.17	$ 0.33	$ 0.38
Weighted average common shares outstanding - basic	123,798	120,625	123,254	118,976
Weighted average common shares outstanding - diluted	132,738	129,540	132,354	128,012
[1] RENTAL REVENUE				
Base rents	$ 55,392	$ 51,383	$ 163,654	$ 152,931
Recoveries from tenants	18,878	16,821	56,043	51,008
Straight-line rent	922	126	2,288	438
Amortization of above- and below-market rent	2,906	2,125	9,218	6,571
Bad debt	(678)	(548)	(1,528)	(2,023)
TOTAL RENTAL REVENUE	$ 77,420	$ 69,907	$ 229,675	$ 208,925

The Company's Form 10-Q for the quarters ended September 30, 2022 and September 30, 2021 should be read in conjunction with the above information.

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Supplemental Disclosure
Quarter Ended September 30, 2022

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended 09/30/22	Three Months Ended 09/30/21	Nine Months Ended 09/30/22	Nine Months Ended 09/30/21
Funds from Operations (FFO) [1]***:***				
Net income attributable to ROIC common stockholders	$ 18,522	$ 21,095	$ 41,670	$ 44,994
Plus: Depreciation and amortization expense	24,332	22,854	72,444	69,401
Less: Gain on sale of real estate	(7,653)	(12,880)	(7,653)	(22,340)
FUNDS FROM OPERATIONS - BASIC	35,201	31,069	106,461	92,055
Net income attributable to non-controlling interests	1,264	1,494	2,896	3,254
FUNDS FROM OPERATIONS - DILUTED	$ 36,465	$ 32,563	$ 109,357	$ 95,309
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.26	$ 0.86	$ 0.77
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.25	$ 0.83	$ 0.74
Weighted average common shares outstanding - basic	123,798	120,625	123,254	118,976
Weighted average common shares outstanding - diluted	132,738	129,540	132,354	128,012
Common dividends per share	$ 0.15	$ 0.11	$ 0.41	$ 0.33
FFO Payout Ratio	55.6 %	44.0 %	49.4 %	44.6 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (922)	$ (126)	$ (2,288)	$ (438)
Above/below market rent amortization, net	(2,906)	(2,125)	(9,218)	(6,571)
Non-cash interest (income) expense	(14)	(14)	(42)	59
Deferred financing costs and mortgage premiums, net	671	598	1,884	1,783
Stock based compensation	3,221	2,567	8,821	7,863
Capital Expenditures				
Tenant improvements	$ 6,147	$ 6,359	$ 22,494	$ 16,824
Leasing commissions	580	450	1,480	1,406
Building improvements	418	339	620	617
Reimbursable property improvements	2,445	247	3,810	573
Pad and other development	4,603	2,729	11,091	10,063
Value enhancing tenant improvements	1,752	778	6,108	3,943

(1) Funds from operations ("FFO", is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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Supplemental Disclosure
Quarter Ended September 30, 2022

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date		Percent of Total Indebtedness
Fixed Rate Debt							
Mortgage Debt:							
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024		1.9 %
Diamond Hills Plaza		34,899	3.55 %	3.61 %	10/1/2025		2.6 %
Total Mortgage Debt		60,899	4.05 %	3.70 %	2.4 Years (WA)		4.5 %
Unsecured Senior Notes:							
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023		18.3 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024		18.3 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026		14.8 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027		18.3 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	3.1 Years (WA)		69.7 %
Total Fixed Rate Debt		**1,010,899**	**4.29 %**	**4.37 %**	**3.1 Years (WA)**		**74.2 %**
Variable Rate Debt							
Credit Facility		52,000	3.53 %	3.53 %	2/20/2024	(1)	3.8 %
Term Loan		300,000	4.12 %	4.12 %	1/20/2025		22.0 %
Total Variable Rate Debt		**352,000**	**4.03 %**	**4.03 %**	**2.2 Years (WA)**		**25.8 %**
TOTAL PRINCIPAL DEBT	**$**	**1,362,899**	**4.22 %**	**4.28 %**	**2.8 Years (WA)**		**100.0 %**
Net unamortized premiums on mortgages		342					
Net unamortized discounts on notes		(1,528)					
Net unamortized deferred financing charges (2)		(2,981)					
Total Debt	**$**	**1,358,732**					

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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Supplemental Disclosure Quarter Ended September 30, 2022 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2022 $ 168 $ — $ — $ — $ — $ 168 — % 2023 686 — — — 250,000 250,686 18.4% 2024 708 26,000 52,000 — 250,000 328,708 24.1% 2025 550 32,787 — 300,000 — 333,337 24.4% 2026 — — — — 200,000 200,000 14.8% 2027 — — — — 250,000 250,000 18.3 % Thereafter — — — — — — — % $ 2,112 $ 58,787 $ 52,000 $ 300,000 $ 950,000 $ 1,362,899 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 91 10,201,343 96.6 % Encumbered properties 2 359,371 3.4% 93 10,560,714 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,302,000 95.5 % Secured principal debt 60,899 4.5 % Total Principal Debt $ 1,362,899 100.0% (1) Does not include extension options available to ROIC.

Supplemental Disclosure
Quarter Ended September 30, 2022

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/22	06/30/22	03/31/22	12/31/21	09/30/21
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.5x	3.6x	3.6x	3.3x	3.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.5x	3.5x	3.5x	3.2x	3.3x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.6x	6.7x	6.4x	7.0x	6.6x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.7x	6.9x	6.8x	7.1x	6.6x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	45.4%	45.7%	45.2%	45.6%	46.1%
Total principal debt/undepreciated book value	38.3%	38.6%	38.3%	38.8%	39.4%
Secured principal debt/undepreciated book value	1.7%	1.7%	1.8%	2.5%	2.5%
Market capitalization calculations, at period end:					
Common shares outstanding	123,813	123,613	123,002	121,926	120,664
Operating partnership units (OP units) outstanding	8,447	8,647	8,694	8,542	8,542
Common stock price per share	$ 13.76	$ 15.78	$ 19.39	$ 19.60	$ 17.42
Total equity market capitalization	$ 1,819,900	$ 2,087,066	$ 2,553,590	$ 2,557,170	$ 2,250,772
Total principal debt	1,362,899	1,357,063	1,321,225	1,334,864	1,335,127
TOTAL MARKET CAPITALIZATION	$ 3,182,799	$ 3,444,129	$ 3,874,815	$ 3,892,034	$ 3,585,899
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	40.3%	40.6%	40.4%	40.9%	41.5%
Total secured debt to total assets not to exceed 40%	1.8%	1.8%	1.9%	2.6%	2.6%
Total unencumbered assets to total unsecured debt not to be less than 150%	250.5%	248.3%	250.1%	246.1%	242.4%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.5x	3.4x	3.3x	3.2x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure Quarter Ended September 30, 2022 -10- Property Acquisitions and Dispositions (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 2Q 2022 Powell Valley Junction Gresham, OR 04/01/22 $ 17,595 108,639 Olympia Square North Olympia, WA 04/01/22 18,355 89,884 Village Oaks Shopping Center Martinez, CA 05/17/22 24,000 79,875 $ 59,950 278,398 3Q 2022 Thomas Lake Shopping Center Mill Creek, WA 08/19/22 $ 31,050 111,311 Ballinger Village Shoreline, WA 08/19/22 29,150 110,849 $ 60,200 222,160 Total 2022 Acquisitions $ 120,150 500,558 Dispositions Date Owned Shopping Centers Location Sold Sale Amount GLA 3Q 2022 Aurora Square Shoreline, WA 08/19/22 $ 36,193 108,558 Total 2022 Dispositions $ 36,193 108,558

Property Portfolio

Supplemental Disclosure
Quarter Ended September 30, 2022

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0 %	$	2,018	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,215	91.3 %		2,319	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5 %		3,047	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	93.6 %		1,921	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	99.1 %		1,499	Albertsons Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,386	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	99.1 %		2,441	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,472	95.7 %		3,957	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %		2,634	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.0 %		13,725	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket (2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	93.5 %		2,083	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	96.4 %		2,419	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	92.9 %		2,666	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	93.2 %		4,383	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,089	94.5 %		2,281	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	99.2 %		1,935	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.3 %		3,786	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,444	92.4 %		4,733	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	96.2 %		1,382	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.0 %		3,592	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,369**	**96.6 %**	**$**	**65,207**	
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0 %	$	896	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,697	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0 %		2,650	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0 %		1,995	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	73.5 %		1,441	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	100.0 %		2,632	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	98.2 %		2,870	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,131	99.9 %		12,455	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0 %		3,677	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0 %		2,671	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,257	100.0 %		2,449	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0 %		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	96.0 %		2,945	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	100.0 %		1,144	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0 %		1,097	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,343	100.0 %		935	Walmart Neighborhood Market
South Point Plaza		Everett	WA	11/10/21	189,960	99.4 %		2,348	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center		Olympia	WA	12/06/21	69,212	100.0 %		1,544	Trader Joe's, Petco
Olympia Square North		Olympia	WA	04/01/22	89,884	100.0 %		871	Albertsons Supermarket, Crunch Fitness
Thomas Lake Shopping Center		Mill Creek	WA	08/19/22	111,311	100.0 %		1,988	Albertsons Supermarket, Rite Aid Pharmacy
Ballinger Village		Shoreline	WA	08/19/22	110,849	92.1 %		2,160	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total					**2,465,275**	**98.4 %**	**$**	**51,155**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 3Q 2022.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0 %	$	4,019	New Seasons Market
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0 %		1,937	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0 %		2,055	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0 %		1,974	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0 %		1,331	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0 %		1,499	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0 %		2,638	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0 %		1,149	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0 %		2,269	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	99.1 %		3,058	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0 %		1,891	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0 %		1,676	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0 %		2,326	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0 %		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0 %		2,115	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0 %		2,307	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	95.1 %		986	Grocery Outlet Supermarket
Powell Valley Junction		Gresham	OR	04/01/22	108,639	100.0 %		1,237	Walmart Neighborhood Market
Portland metro area total					**1,860,681**	**99.8 %**	**$**	**35,300**	
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	140,962	97.1 %		3,144	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.1 %		2,332	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	99.6 %		2,631	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0 %		600	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	131,263	97.9 %		3,300	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	99.4 %		1,516	Save Mart (Lucky California) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	96.5 %		2,192	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	97.3 %		2,652	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	94.0 %		1,757	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0 %		2,410	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	92.8 %		2,553	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0 %		2,306	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	100.0 %		1,090	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,837	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	49,694	100.0 %		1,611	Safeway Supermarket
Canyon Creek Plaza		San Jose	CA	09/01/21	64,662	96.9 %		2,109	New Seasons Market
Village Oaks Shopping Center		Martinez	CA	05/17/22	79,875	97.9 %		1,439	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy (2)
San Francisco metro area total					**1,451,613**	**97.8 %**	**$**	**37,003**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 3Q 2022.

-12-

Supplemental Disclosure
Quarter Ended September 30, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	97.1 %	$ 2,348	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2 %	1,908	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	94.1 %	2,799	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	112,080	98.4 %	2,215	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	94.5 %	1,784	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	*	Huntington Beach	CA	09/27/13	161,214	95.6 %	4,610	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0 %	2,497	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,899	100.0 %	3,672	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	98.2 %	3,086	Smart & Final Extra Supermarket
Orange Country metro area total					**1,093,738**	**97.3 %**	**$ 24,919**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	95.9 %	$ 3,570	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	*	San Diego	CA	08/03/11	52,866	96.3 %	2,635	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0 %	2,218	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0 %	985	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0 %	3,548	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,914	93.2 %	3,180	Stater Brothers Supermarket, AMC Theatres
Palomar Village		Temecula	CA	10/12/21	125,130	97.0 %	2,086	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total					**748,038**	**96.8 %**	**$ 18,222**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased	ABR [(1)]
Los Angeles	20	2,941,369	96.6 %	$ 65,207
Seattle	21	2,465,275	98.4 %	51,155
Portland	18	1,860,681	99.8 %	35,300
San Francisco	18	1,451,613	97.8 %	37,003
Orange County	9	1,093,738	97.3 %	24,919
San Diego	7	748,038	96.8 %	18,222
TOTAL SHOPPING CENTER PORTFOLIO	**93**	**10,560,714**	**97.8 %**	**$ 231,806**

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 3Q 2022.

-13-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2022

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/22	09/30/21	$ Change	% Change	09/30/22	09/30/21	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	84	84			84	84		
Same-center occupancy	97.8 %	97.3 %		0.5 %	97.8 %	97.3 %		0.5 %
REVENUES:								
Base rents	$ 51,309	$ 49,868	$ 1,441	2.9 %	$ 153,292	$ 148,192	$ 5,100	3.4 %
Percentage rent	193	90	103	114.4 %	526	179	347	193.9 %
Recoveries from tenants	17,441	16,352	1,089	6.7 %	52,157	49,258	2,899	5.9 %
Other property income	414	939	(525)	(55.9) %	2,268	1,493	775	51.9 %
Bad debt	(610)	(513)	(97)	18.9 %	(1,310)	(1,924)	614	(31.9) %
TOTAL REVENUES	68,747	66,736	2,011	3.0 %	206,933	197,198	9,735	4.9 %
OPERATING EXPENSES:								
Property operating expenses	11,959	10,850	1,109	10.2 %	35,826	31,727	4,099	12.9 %
Property taxes	8,256	8,363	(107)	(1.3) %	24,245	24,855	(610)	(2.5) %
TOTAL OPERATING EXPENSES	20,215	19,213	1,002	5.2 %	60,071	56,582	3,489	6.2 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,532**	**$ 47,523**	**$ 1,009**	**2.1 %**	**$ 146,862**	**$ 140,616**	**$ 6,246**	**4.4 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	Three Months Ended 09/30/22	Three Months Ended 09/30/21	Nine Months Ended 09/30/22	Nine Months Ended 09/30/21
GAAP Operating Income	$ 34,464	$ 36,945	$ 87,742	$ 91,421
Depreciation and amortization	24,332	22,854	72,444	69,401
General and administrative expenses	5,203	4,746	16,145	14,353
Other expense	111	147	778	631
Gain on sale of real estate	(7,653)	(12,880)	(7,653)	(22,340)
Straight-line rent	(922)	(126)	(2,288)	(438)
Amortization of above- and below-market rent	(2,906)	(2,125)	(9,218)	(6,571)
Property revenues and other expenses (2)	(245)	(183)	(833)	(364)
TOTAL COMPANY CASH NET OPERATING INCOME	52,384	49,378	157,117	146,093
Non Same-Center Cash NOI	(3,852)	(1,855)	(10,255)	(5,477)
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,532**	**$ 47,523**	**$ 146,862**	**$ 140,616**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

-14-

Supplemental Disclosure Quarter Ended September 30, 2022 -15- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,251 5.6% 2 Kroger Supermarkets 11 488,735 4.7% 7,538 3.3% 3 Rite Aid Pharmacy 16 297,738 2.9% 4,003 1.7% 4 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 5 JP Morgan Chase 21 94,681 0.9% 3,205 1.4% 6 Trader Joe’s 9 109,307 1.1% 3,166 1.4% 7 Grocery Outlet Supermarkets 10 225,004 2.2% 3,096 1.3% 8 Sprouts Markets 4 159,163 1.5% 2,747 1.2% 9 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.2% 10 Marshall’s / TJMaxx 5 152,459 1.5% 2,563 1.1 % Top 10 Tenants Total 105 2,961,836 28.7% $ 45,748 19.7 % Other Tenants 1,926 7,360,791 71.3% 186,058 80.3 % Total Portfolio 2,031 10,322,627 100.0% $ 231,806 100.0%

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended September 30, 2022

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	—	—	— %	$ —	— %	$ —
2023	17	530,767	5.1 %	9,595	4.1 %	18.08
2024	15	511,577	5.0 %	8,371	3.6 %	16.36
2025	22	724,936	7.0 %	10,248	4.4 %	14.14
2026	24	784,371	7.6 %	10,196	4.4 %	13.00
2027	14	460,659	4.5 %	5,284	2.3 %	11.47
2028	25	851,307	8.2 %	13,803	6.0 %	16.21
2029	13	463,575	4.5 %	7,360	3.2 %	15.88
2030	7	242,126	2.3 %	3,828	1.6 %	15.81
2031	10	336,035	3.3 %	5,047	2.2 %	15.02
2032+	26	929,947	9.0 %	13,860	6.0 %	14.90
	173	5,835,300	56.5 %	$ 87,592	37.8 %	$ 15.01

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	65	101,183	1.0 %	$ 3,418	1.5 %	$ 33.78
2023	271	537,488	5.2 %	17,980	7.8 %	33.45
2024	295	650,353	6.3 %	20,570	8.9 %	31.63
2025	271	616,305	6.0 %	19,439	8.4 %	31.54
2026	268	610,608	5.9 %	19,777	8.4 %	32.39
2027	276	672,038	6.5 %	21,125	9.1 %	31.44
2028	105	291,320	2.8 %	9,895	4.3 %	33.96
2029	58	179,733	1.7 %	5,803	2.5 %	32.29
2030	49	159,859	1.5 %	5,402	2.3 %	33.79
2031	59	205,548	2.0 %	6,189	2.7 %	30.11
2032+	141	462,892	4.6 %	14,616	6.3 %	31.57
	1,858	4,487,327	43.5 %	$ 144,214	62.2 %	$ 32.14

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	65	101,183	1.0 %	$ 3,418	1.5 %	$ 33.78
2023	288	1,068,255	10.3 %	27,575	11.9 %	25.81
2024	310	1,161,930	11.3 %	28,941	12.5 %	24.91
2025	293	1,341,241	13.0 %	29,687	12.8 %	22.13
2026	292	1,394,979	13.5 %	29,973	12.8 %	21.49
2027	290	1,132,697	11.0 %	26,409	11.4 %	23.32
2028	130	1,142,627	11.0 %	23,698	10.3 %	20.74
2029	71	643,308	6.2 %	13,163	5.7 %	20.46
2030	56	401,985	3.8 %	9,230	3.9 %	22.96
2031	69	541,583	5.3 %	11,236	4.9 %	20.75
2032+	167	1,392,839	13.6 %	28,476	12.3 %	20.44
	2,031	10,322,627	100.0 %	$ 231,806	100.0 %	$ 22.46

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

-16-

Supplemental Disclosure
Quarter Ended September 30, 2022

Leasing Summary

New Leases	For the Three Months Ended September 30, 2022 Non-Anchor	Anchor	Total	For the Nine Months Ended September 30, 2022 Non-Anchor	Anchor	Total
Number of Leases	47	1	48	124	1	125
Gross Leasable Area (sq. ft.)	114,182	17,240	131,422	291,622	17,240	308,862
Initial Base Rent ($/sq. ft.) (1)	$ 30.53	$ 24.00	$ 29.67	$ 29.23	$ 24.00	$ 28.94
Tenant Improvements ($/sq. ft.)	$ 0.47	$ —	$ 0.41	$ 0.74	$ —	$ 0.70
Leasing Commissions ($/sq. ft.)	$ 4.64	$ 4.79	$ 4.66	$ 2.89	$ 4.79	$ 3.00
Weighted Average Lease Term (Yrs.) (2)	10.1	10.5	10.2	8.1	10.5	8.3

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	76	9	85	187	18	205
Gross Leasable Area (sq. ft.)	166,891	182,145	349,036	379,263	504,313	883,576
Initial Base Rent ($/sq. ft.) (1)	$ 32.52	$ 13.41	$ 22.55	$ 35.80	$ 14.83	$ 23.83
Tenant Improvements ($/sq. ft.)	$ 0.33	$ 2.33	$ 1.37	$ 0.81	$ 0.84	$ 0.83
Leasing Commissions ($/sq. ft.)	$ —	$ 0.14	$ 0.07	$ —	$ 0.05	$ 0.03
Weighted Average Lease Term (Yrs.) (2)	5.3	5.6	5.4	5.2	6.0	5.6

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	123	10	133	311	19	330
Gross Leasable Area (sq. ft.)	281,073	199,385	480,458	670,885	521,553	1,192,438
Initial Base Rent ($/sq. ft.) (1)	$ 31.71	$ 14.33	$ 24.50	$ 32.94	$ 15.14	$ 25.16
Tenant Improvements ($/sq. ft.)	$ 0.39	$ 2.13	$ 1.11	$ 0.78	$ 0.81	$ 0.80
Leasing Commissions ($/sq. ft.)	$ 1.89	$ 0.54	$ 1.33	$ 1.26	$ 0.21	$ 0.80
Weighted Average Lease Term (Yrs.) (2)	7.2	6.0	6.7	6.4	6.1	6.3

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

-17-

Supplemental Disclosure
Quarter Ended September 30, 2022

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended September 30, 2022 Non-Anchor	Anchor	Total	For the Nine Months Ended September 30, 2022 Non-Anchor	Anchor	Total
Comparative # of Leases	19	1	20	62	1	63
Comparative GLA (sq. ft.) (1)	50,211	17,240	67,451	148,355	17,240	165,595
Prior Base Rent ($/sq. ft.) (2)	$ 22.05	$ 21.88	$ 22.01	$ 25.32	$ 21.88	$ 24.97
Initial Base Rent ($/sq. ft.)	$ 35.42	$ 24.00	$ 32.50	$ 32.74	$ 24.00	$ 31.83
Percentage Change in Base Rents	60.6 %	9.7 %	47.7 %	29.3 %	9.7 %	27.5 %
Tenant Improvements ($/sq. ft.)	$ —	$ —	$ —	$ 0.39	$ —	$ 0.35
Leasing Commissions ($/sq. ft.)	$ 6.45	$ 4.79	$ 6.03	$ 3.17	$ 4.79	$ 3.34
Weighted Average Lease Term (Yrs.) (3)	10.9	10.5	10.8	9.0	10.5	9.2

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	76	9	85	187	18	205
Comparative GLA (sq. ft.)	166,891	182,145	349,036	379,263	504,313	883,576
Prior Base Rent ($/sq. ft.) (2)	$ 30.44	$ 12.58	$ 21.12	$ 33.28	$ 13.63	$ 22.07
Initial Base Rent ($/sq. ft.)	$ 32.52	$ 13.41	$ 22.55	$ 35.80	$ 14.83	$ 23.83
Percentage Change in Base Rents	6.8 %	6.6 %	6.8 %	7.5 %	8.8 %	8.0 %
Tenant Improvements ($/sq. ft.)	$ 0.33	$ 2.33	$ 1.37	$ 0.81	$ 0.84	$ 0.83
Leasing Commissions ($/sq. ft.)	$ —	$ 0.14	$ 0.07	$ —	$ 0.05	$ 0.03
Weighted Average Lease Term (Yrs.) (3)	5.3	5.6	5.4	5.2	6.0	5.6

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	95	10	105	249	19	268
Comparative GLA (sq. ft.) (1)	217,102	199,385	416,487	527,618	521,553	1,049,171
Prior Base Rent ($/sq. ft.) (2)	$ 28.50	$ 13.38	$ 21.26	$ 31.05	$ 13.91	$ 22.53
Initial Base Rent ($/sq. ft.)	$ 33.19	$ 14.33	$ 24.16	$ 34.94	$ 15.14	$ 25.09
Percentage Change in Base Rents	16.5 %	7.0 %	13.6 %	12.5 %	8.8 %	11.4 %
Tenant Improvements ($/sq. ft.)	$ 0.25	$ 2.13	$ 1.15	$ 0.69	$ 0.81	$ 0.75
Leasing Commissions ($/sq. ft.)	$ 1.49	$ 0.54	$ 1.04	$ 0.89	$ 0.21	$ 0.55
Weighted Average Lease Term (Yrs.) (3)	6.6	6.0	6.3	6.2	6.1	6.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

-18-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2022 -19- Leased vs. Billed Summary (dollars in thousands) 09/30/22 06/30/22 03/31/22 12/31/21 % leased at beginning of quarter 97.6% 97.2% 97.5% 97.4% % billed at beginning of quarter 93.7% 92.6% 92.8% 92.8 % ABR of new leases signed/not yet commenced - at beginning of quarter $ 7,921 $ 9,603 $ 10,601 $ 10,075 less: ABR of new leases commenced during quarter (1,377) (2,726) (2,019) (1,998) less: ABR of new leases related to disposed properties (152) — — — plus: ABR of new leases signed during quarter 2,723 1,044 1,021 2,524 ABR of new leases signed/not yet commenced - at end of quarter $ 9,115 $ 7,921 $ 9,603 $ 10,601 % leased at end of quarter 97.8% 97.6% 97.2% 97.5% % billed at end of quarter 93.3% 93.7% 92.6% 92.8 % ABR of new leases commenced during quarter - actual cash received $ 231 $ 295 $ 380 $ 297

Supplemental Disclosure Quarter Ended September 30, 2022 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508